UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2017

NiSource Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 9, 2017, NiSource Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting as described in the Company’s Proxy Statement filed on April 5, 2017, and the final voting results for each matter.
Proposal 1: Election of Directors. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard A. Abdoo	231,675,847	22,291,539	1,199,943	24,975,441
Peter A. Altabef	251,074,397	2,888,074	1,204,858	24,975,441
Aristides S. Candris	245,896,969	8,162,395	1,107,965	24,975,441
Wayne S. DeVeydt	249,910,465	4,134,886	1,121,978	24,975,441
Joseph Hamrock	248,449,043	5,894,637	823,649	24,975,441
Deborah A. Henretta	247,318,808	6,821,526	1,026,995	24,975,441
Michael E. Jesanis	233,078,517	20,996,826	1,091,986	24,975,441
Kevin T. Kabat	247,949,090	6,151,152	1,067,087	24,975,441
Richard L. Thompson	227,375,772	26,743,422	1,048,135	24,975,441
Carolyn Y. Woo	242,972,386	11,153,357	1,041,586	24,975,441
Each nominee, having received more votes in favor of his or her election than against election, was elected.
Proposal 2: Ratification of Independent Auditor. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
272,197,497	6,783,386	1,161,887
There were no broker non-votes as to Proposal 2.
Proposal 2, having received the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was approved.
Proposal 3: Advisory Approval of Named Executive Officer Compensation. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
245,570,940	7,885,275	1,711,114
There were 24,975,441 broker non-votes as to Proposal 3.
Proposal 3, having received the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was approved on an advisory basis.
Proposal 4: Advisory Approval of the Frequency of Future Advisory Votes on Named Executive Officer Compensation. The number of votes cast for a frequency of “One Year,” “Two Years,” and “Three Years,” as well as the number of abstentions, were as follows:

Votes for One Year	Votes for Two Years	Votes for Three Years	Abstentions
228,666,542	1,364,299	23,281,100	1,855,388
There were 24,975,441 broker non-votes as to Proposal 4.
For Proposal 4, in light of the vote of the stockholders on this proposal, the Company has determined to hold future advisory votes on named executive officer compensation every year until the next required stockholder vote on the frequency of such votes is held or until the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company's stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 10, 2017	By:	/s/ Samuel K. Lee
Samuel K. Lee
Vice President and Corporate Secretary